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                                                                    EXHIBIT 99.2


CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Annual Report of QLT Inc. (the "COMPANY") on Form 10-K for the period ended December 31, 0 2002 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-K"), I, Michael J. Doty, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

        (2) The information contained in the Form 10- K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 27, 2003

                                    /s/ Michael J. Doty
                                    ------------------------
                                    Michael J. Doty
                                    Senior Vice President &
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)
                                    QLT Inc.



  A signed original of this written statement required by Section 906 has been provided to QLT and will be retained by QLT and furnished to the Securities and Exchange Commission staff upon request.